LETTERHEAD GRAPHIC: JLT --------------- Page 1 of 6

BINDER
TYPE:	AVIATION HULL, SPARES, AND LIABILITY INSURANCE
INSURED:	Baltia Air Lines, Inc. and all subsidiaries, affiliated, managed, owned or controlled entities as may now exist or hereafter are formed and acquired.
ADDRESS:	Building 151, Room 361 JFK International Airport Jamaica, NY 11430
PERIOD:	12 months at January 30,2012 at 12:01 a.m. Local Standard Time at the address of the Named Insured
INTEREST:	Hull:

To cover Aircraft owned, non-owned and/or operated or for which the Insured is responsible as per schedule against All Risks of Physical Loss or Damage while on the ground, including ferry and test flights.

Spares:

To cover all Aircraft Spares, pods, parts, spare part kits, tools, or equipment (hereunder referred to as Spares) usually attached to and forming a part of an Aircraft, but while not so attached and provided such Spares are owned by the Named Insured or the property of others while in the care, custody or control of the Named Insured and for which the Named Insured has agreed, in writing, to be responsible for direct physical damage, against all risks of physical loss or damage including while in transit.

Spare/Leased Engines:

Spare engines and aircraft engines leased to or operated by or on behalf of the Named Insured against all risks of physical loss or damage while in flight, taxiing or on the ground (whether attached to and forming part of an Aircraft or as a Spare) for an Agreed Value each engine.

Liability:

To pay all sums which the Insured shall become legally Obligated to pay in respect of Third Party (Bodily Injury and Property Damage), Passenger Legal Liability, Non-Owned Aircraft Liability, Baggage, Cargo and Mail Liability (including declared values), Medical, Funeral and Repatriation Expenses, Personal Injury and Ground Liability including Premises, Products (including Completed Operations), Contractual, Hangarkeepers (including in-flight) and Non-Aviation Excess Liability, all as may arise from the Insured's Air Transport Business.

LETTERHEAD GRAPHIC: JLT --------------- Page 2 of 6

SUM INSURED:	Hull: Agreed Values as per Schedule but subject to a Maximum Agreed Value $15,000,000 anyone aircraft

Spares: $10,000,000 anyone location/anyone transit/any one occurrence

Spare/Leased Engines: Agreed Values as per Schedule but subject to a Maximum Agreed Value $10,000,000 anyone engine

Liability:

Combined Single Limit $500,000,000 each occurrence and in the aggregate with respect to Products and Completed Operations, however the following sub-limits apply:

Grounding Liability limited to $125,000,000 anyone occurrence and in the aggregate

Personal Injury $25,000,000 each offense and in the aggregate (except with respect to passengers to whom the full Policy limit applies)

If required, Excess of Schedule of underlying insurances $25,000,000 each occurrence excess of:

Employers Liability $1,000,000 anyone occurrence

Automobile Liability $1,000,000 anyone occurrence

DEDUCTIBLES:	Hull:	$1,000,000 each and every loss (not applicable to total/arranged/constructive loss)
	Spares:	$10,000 each and every loss $500 each and every loss in respect of Mechanics' Tools $10,000 each and every loss in respect of Buyer Furnished Equipment
Spare/Leased Engines: Whilst attached to an Aircraft the applicable All Risk Hull deductible applies; when declared as a spare the applicable spares deductible shall apply, but applicable Hull Deductible in respect of ingestion damage.

Liability:	$3,300 anyone loss (or tariff whichever is greater) in respect of Baggage

$5,000 anyone loss in respect of Cargo

$2,500 anyone loss Hangarkeepers (Ground); Hull Deductible to apply in respect of in flight
In the event of a claim involving the application of more than one deductible the highest applicable deductible shall be applied as an aggregate deductible for all losses arising out of that claim.

LETTERHEAD GRAPHIC: JLT --------------- Page 3 of 6

USES:	As required by the Named Insured
PILOTS:	As approved by the Named Insured
SITUATION:	Worldwide
CONDITIONS:	Noise and Pollution and Other Perils Exclusion Clause AVN 46B in respect of Liabilities only (but not applicable to passengers, crew, baggage, cargo or mail and paragraph 1(b) not applicable to pollution or contamination of a product or products sold or supplied by the Insured).

Nuclear Exclusion Clause

Contractual provisions including hold harmless agreements, indemnity agreements, waivers of subrogation, interline agreements, ACMI (Aircraft, Crew, Maintenance and Insurance) agreements, charter agreements, code shares, additional insureds, severability of interest, cross liability, breach of warranty, loss payees, and standard lATA contracts that may arise from the Insured's Air Transport business (subject AVN67B Airline Finance Lease Contract Endorsement where applicable)

War, Hi-jacking and Other Perils Exclusion Clause

Extended Coverage Endorsement (Aviation) Liability Clause AVN52E with paragraph 3 limitation of liability sublimit $150,000,000 anyone occurrence and in the annual aggregate deleting all paragraphs except (b) of the War, Hijacking and other perils exclusions clause AVN48B.

50/50 Provisional Claims Settlement Clause

Contract (Rights of Third Parties) Act 1999 Exclusion Clause AVN 72

Date Recognition Exclusion Clause AVN 2000A with Date Recognition Limited Coverage Clauses AVN 2001 A and AVN 2002A

Automatic pro rata additions, deletions and substitutions of aircraft of similar type (subject to maximum policy Agreed Value).

Asbestos Exclusion Clause

150% allowance for overhead/overtime on repairs performed by the Named Insured.

Premium payable quarterly

60 days notice of cancellation or non-renewal (10 days notice for nonpayment of premium)

"Disappearance" to mean missing and not reported for five (5) days after the commencement of a flight

AVN 57 (Canada) subject to AVS 102 (Canada)

LETTERHEAD GRAPHIC: JLT --------------- Page 4 of 6

AVN 57 (USA) subject to AVS 102 (USA)

Search and Rescue/Removal of Wreckage/Foaming of Runways: $5,000,000 anyone aircraft/anyone occurrence payable in addition to the limit and without prejudice to any other claims under this policy

Non-Owned Aircraft Endorsement AVN.54 with paragraph (D) deleted, subject Maximum seating capacity 294 (excluding crew)

Definition of "Mobile Equipment" to include any vehicle or auto operated on designated restricted access airport premises

Agree to include dismantling costs under Hull Coverage

Fire Legal Liability $1,000,000

Medical Expenses incurred by the Insured in respect of passengers and crew arising out of an occurrence irrespective of Legal Liability hereon

Claims are to be handled in accordance with North American Claims Handling Agreement (NACHA) as issued by Slip Leader.

Certain Insurers agree to contribute up to $14,875 towards a Risk Management Fund covering safety, security and/or risk management expenses, as required.

Service of Suit Clause (U.S.A.) (AVN 65 [amended] or its equivalent) Court of competent jurisdiction within the State of New York
SCHEDULE OF AIRCRAFT:	As held on file by JLT Aerospace (North America) Inc.

Make and Model	Reg. No.	MSN	Hull Value	Passenger Seats
Boeing 747-200	N706BL	21705	$7,000,000	~~294~~ 327
tba

PREMIUM:	Deposit Premium of $883,475* payable in four quarterly installments as follows:
	January 30, 2012: April 30,2012: July 30, 2012: October 30,2012:	$137,196 $137,196 $262,705 $346,378
* Including Lead Fee of $65,000 At expiration, the deposit premium will be adjusted to reflect earned.

LETTERHEAD GRAPHIC: JLT --------------- Page 5 of 6

To the best of your knowledge, you have provided complete and accurate information which would influence the judgment of an underwriter in determining whether or not to underwrite the risk and, if so, upon what terms and at what premium. If all such information has not been disclosed, insurers may have a right to void the policy which will lead to claims not being paid. If you believe that you have not complied with this duty please contact us immediately.

The duty of disclosure and the consequences of its breach may vary to a limited degree from the foregoing dependent upon applicable law.

/ signature/ C.F. Engel Signed: JLT Aerospace (North America) Inc.	9th Feb 2012 Date
/signature/ Igor Dmitrowsky PRESIDENT Signed: Baltia Air Lines, Inc.	2-9-12 Date

LETTERHEAD GRAPHIC: JLT --------------- Page 6 of 6

SECURITY SHEET

POLICY TERM: January 30, 2012 to January 30, 2013, on both dates at 12:01 AM. Local Standard Time at the address of the Named Insured.

INSURER	POLICY NUMBER	QUOTA SHARE
Allianz Global Risks US Insurance Company 317 Madison Avenue, Suite 1110 New York, NY 10017	A1AL000433012AM	10.00%
XL Specialty Insurance Company One World Financial Center, 200 Liberty Street, 21st Floor New York, NY 10281	UA00004496AV12A	10.00%
Catlin Syndicate 2003 at Lloyd's Per Catlin France S.AS. 37 rue de Caumartin F-75009 Paris, France	944124	5.0000%
Starr Surplus Lines Insurance Company lronshore Specialty Insurance Company Per Starr Aviation Agency, Inc. 3353 Peachtree Road NE, Suite 1000 Atlanta, GA 30326	SASLAMR63609812-01 IHM100144-01	8.0000% 5.0000%
StarNet Insurance Company Per Berkley Aviation, LLC 3780 State Street, Suite C Santa Barbara, CA 93105	BA-12-01-00140	10.0000%
National Union Fire Insurance Company of Pittsburgh, PA Per Chartis Aerospace 100 Colony Square, Suite 1000, 1175 Peachtree Street, N.E. Atlanta, GA 30361	HL 1859938-04	12.5000%
Lloyds Syndicate DRE 1400 (Alterra) Great Lakes Reinsurance (UK) Ltd. Per JLT Specialty Limited One American Square London EC3N 2JL, United Kingdom	J51206057 J51206074	3.5000% 5.0000%
Member Companies of Global Aerospace, Inc., as follows: Mitsui Sumitomo Insurance Company of America	33018A121AAV	.4640%
Tokio Marine & Nichido Fire Insurance Co. Ltd (USB)		.6185%
Great Lakes Reinsurance (UK) pic		2.2480%
Mapfre Global Risks Compania Internacional de Suguros y Reaseguros S.A		.5000%
National Fire & Marine Insurance Company One Sylvan Way, Third Floor Parsippany, NJ 07054		1.1695%
Member Companies of La Reunion Aerienne 134 Rue Danton 92300 Levallois-Perret, France	2012160049	20.0000%
Torus Insurance (Europe) AG Genferstrasse 35 8002 Zurich, Switzerland	33018A121AAV	3.5000%
International Insurance Company of Hannover Ltd. Per Inter Hannover P.O.Box 22085 10422 Stockholm, Sweden	BLT12HCOA1	2.5000%
	TOTAL	__________ 100.0000%
SEVERAL LIABILITY NOTICE: The subscribing tnsurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations. LSW 1001 (Insurance)